THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Prudential Variable Appreciable Account

PRUCO LIFE INSURANCE COMPANY
Pruco Life Variable Appreciable Account
Pruco Life Variable Universal Account

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Pruco Life of New Jersey Variable Appreciable Account

Supplement dated September 8, 2015,
to
Prospectuses dated May 1, 2015,
 for
 PruLife® Custom Premier II Variable Universal Life Contracts,
VUL Protector® Variable Universal Life Contracts,
Variable Appreciable Life Insurance Contracts, and
MPremierSM VUL Contracts

This Supplement should be read and retained with the current Prospectus for your Variable Life Insurance Contract. This Supplement is intended to update certain information in the Prospectus for your Variable Life Insurance Contract. If you would like another copy of the current Prospectus, please contact us at (800) 778-2255.

From August 24, 2015 to August 28, 2015, Unit Values for certain Sub-accounts that invest in Portfolios of Funds managed by our affiliates may have reflected pricing as of a prior date and/or may not have been accurately reported due to the inability to receive timely and accurate information from an external provider of Portfolio information. We have been advised that the external provider commenced timely and accurate processing on Monday, August 31, 2015. All Unit Values from August 24, 2015 to August 28, 2015 have been received and account values and transactions will be updated, as needed. Please note that there is no action required of you in connection with your contract.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

   PRODUCTSUP104                                                                                                                                                                   PCP2, PCP214, PCP215, VULP14, VULP15, VAL, MPVUL